                                                                   EXHIBIT 10.65


                        FIFTH AMENDMENT TO AGREEMENT FOR
                PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS
                -----------------------------------------------

          This Fifth Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions (this "Fifth Amendment") is made as of September 23, 1997 by and between Kilroy Realty, L.P., a Delaware limited partnership ("Buyer") and Mission Square Partners, a California general partnership ("Seller") with respect to the following:

                               R E C I T A L S :
                               - - - - - - - -

          A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions providing for the sale of 3750 University Avenue, Riverside, California as amended by certain amendments to the same (collectively, the "Agreement");

          B. Buyer and Seller have discussed reducing the Purchase Price by Six Hundred Thousand Dollars ($600,000.00);

          C. Buyer and Seller anticipate that additional time will be required to complete Buyer's review of the Property and to agree upon the terms of the Purchase Price reduction;

          D. Seller and Buyer desire to amend the Agreement to provide for such additional time.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                              A G R E E M E N T :
                              - - - - - - - - -

          1. Notwithstanding anything in the Agreement to the contrary, the Contingency Date provided for in the Agreement is hereby extended to September 25, 1997.

          2. Except as set forth in this Fifth Amendment, the provisions of the Agreement remain unmodified and in full force and effect. If any provision of this Fifth Amendment conflicts with any provision of the Agreement, the provisions of this Fifth Amendment shall prevail.

          3. Any capitalized terms which are not defined in this Fifth Amendment shall have the meaning provided for in the Agreement.

          4. This Fifth Amendment may be signed in counterparts, including facsimile counterparts, which, when signed by both Buyer and Seller, shall constitute a binding agreement.

          IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the date first written above.

     "Buyer"                  KILROY REALTY, L.P.,
                              a Delaware limited partnership

                              By: /s/ Tyler Rose
                                  --------------------------------------------
                                 Name: Tyler Rose
                                       --------------------------------------
                                 Title:  S.V.P. and Treasurer
                                        -------------------------------------

     "Seller"                 MISSION SQUARE PARTNERS,
                              a California general partnership

                              By: The Betty L. Hutton Title Holding Company,
                                  Inc., (formerly known as The Betty L. Hutton
                                  Company),
                                  its general partner

                                  By: /s/ Thomas C. Parker
                                     ----------------------------------------
                                     Name:  Thomas C. Parker
                                          -----------------------------------
                                     Title:  C.E.O.
                                           ----------------------------------

                              By: BB&K Mission Square Partners, a California
                                  general partnership,
                                  its general partner

                                  By:
                                     ----------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

Acknowledgment by Escrow Holder:
-------------------------------

          First American Title Insurance Company hereby acknowledges the terms of this Fifth Amendment.

Dated:___________, 1997       FIRST AMERICAN TITLE INSURANCE COMPANY

                              By:
                                 --------------------------------------------
                                 Its Authorized Agent


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